NOTES PAYABLE	12 Months Ended
Mar. 31, 2022
NATURALSHRIMP INCORPORATED [Member]
NOTES PAYABLE

NOTE 10 — NOTES PAYABLE

On December 15, 2020, in connection with the asset acquisition with VBF (Note 3), the Company entered into two notes payable with a third party. The first note, Promissory Note A, is for principal of $3,000,000, which is payable in 36 months with interest thereon at the rate of 5% per annum, interest only payable quarterly on the first day of the quarter, with the remaining balance to be paid to VBF as a balloon payment on the maturity date. Promissory Note B, is for principal of $2,000,000, which is payable in 48 months with interest thereon at the rate of 5% per annum, interest only payable quarterly on the first day of the quarter, with the remaining balance to be paid to VBF as a balloon payment on the maturity date. On December 23, 2021, the Company paid off the two notes, for a discount of $4,500,000, and recognized a gain on settlement of note, including accrued interest, of $815,943.

On July 15, 2020, the Company issued a promissory note to Ms. Williams in the amount of $383,604 to settle the amounts that had been recognized per the separation agreement with the late Mr. Bill Williams dated August 15, 2019 (Note 14) for his portion of the related party notes and related accrued interest discussed above, and accrued compensation and allowances. The note bears interest at one percent per annum and calls for monthly payments of $8,000 until the balance is paid in full. The balance as of March 31, 2022 and 2021 was $215,604 and $311,604, with $96,000 classified in current liabilities for both year ends on the consolidated balance sheets.